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                                                                   Exhibit 10.19

                 CYBERNET INTERNET SERVICES INTERNATIONAL, INC.
                    1998 OUTSIDE DIRECTORS' STOCK OPTION PLAN


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                                TABLE OF CONTENTS


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SECTION 1  INTRODUCTION..................................................1

SECTION 2 DEFINITIONS....................................................1

SECTION 3  ADMINISTRATION................................................2

SECTION 4  ELIGIBILITY...................................................3

SECTION 5  SHARES SUBJECT TO PLAN........................................3

SECTION 6 STOCK OPTIONS IN LIEU OF DIRECTOR FEES.........................3

SECTION 7  TERM OF PLAN..................................................4

SECTION 8  INDEMNIFICATION OF COMMITTEE..................................4

SECTION 9  AMENDMENT AND TERMINATION OF THE PLAN.........................5

SECTION 10  ADJUSTMENT IN OPTION SHARES AND EXERCISE PRICE...............5

SECTION 11  WITHHOLDING TAXES............................................5

SECTION 12  RIGHTS AS A STOCKHOLDER......................................6

SECTION 13 GOVERNING LAW.................................................6

SECTION 14  EFFECTIVE DATE...............................................6
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                 CYBERNET INTERNET SERVICES INTERNATIONAL, INC.
                    1998 OUTSIDE DIRECTORS' STOCK OPTION PLAN

                             SECTION 1. INTRODUCTION

         The Cybernet Internet Services International, Inc. 1998 Outside Directors' Stock Option Plan (the "Plan"), which is made effective as of _______________, 1998, provides each non-employee director with an election to receive nonqualified stock options ("Options") to purchase shares ("Option Shares") of common stock of Cybernet Internet Services International, Inc. (the "Company") in lieu of all or a portion of annual cash director's fees, with the number of Options determined pursuant to the Black-Scholes valuation method.


                             SECTION 2. DEFINITIONS

         2.1 Definitions. The following words and phrases shall, when used herein, have the meanings set forth below:

(a) "Act" means the Securities Exchange Act of 1934, as amended.

(b) "Affiliate" means (i) an entity that directly or through one or more intermediaries is controlled by the Company, and (ii) any entity in which the Company has a significant equity interest, as determined by the Company.

(c) "Agreement" means a stock option agreement, which is an agreement subject to the terms of the Plan.

(d) "Board of Directors" means the Board of Directors of the Company.

(e) "Code" means the Internal Revenue Code of 1986, as amended.

(f) "Committee" means the committee appointed by the Board of Directors to administer the Plan.

(g) "Common Stock" means the common stock, par value $.001 per share, of the Company.

(h) "Director" means a director of the Company.

(i) "Employee" means any person who is employed by the Company or an Affiliate for purposes of the Federal Insurance Contributions Act.

(j) "Fair Market Value" with regard to a date means:

         (1) the average of the high and low prices at which a Share shall have been sold on that date or the last trading date prior to that date as reported by the NASDAQ Stock Market (or, if applicable, as reported by a national securities exchange selected by the Committee on which

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                  the shares of Stock are then actively traded) and published in
                  The Wall Street Journal,

         (2) if Shares are not traded on a securities exchange, but are reported by the NASDAQ Stock Market and market information is published on a regular basis in The Wall Street Journal, the average of the published high and low sales prices for that date or the last business day prior to that date as published in The Wall Street Journal,

         (3) if such market information is not published on a regular basis, the average of the high bid and low asked prices of a Share in the over-the-counter market on that date or the last business day prior to that date, as reported by the NASDAQ Stock Market, or, if not so reported, by a generally accepted reporting service, or

         (4) if Shares are not publicly traded, as determined in good faith by the Committee with due consideration being given to (i) the most recent independent appraisal of the Company, if such appraisal is not more than twelve months old and (ii) the valuation methodology used in any such appraisal, provided that, Fair Market Value of a Share may be determined by the Committee by reference to the average market value determined over a period certain or as of specified dates, to a tender offer price for Shares (if settlement of an award is triggered by such an event) or to any other reasonable measure of fair market value.

(k) "Option" means an option to purchase Shares of the Company granted pursuant to and in accordance with the provisions of the Plan.

(l) "Optionee" means a Director who is granted an Option pursuant to and in accordance with the provisions of the Plan.

(m) "Option Shares" means Shares subject to and issued pursuant to an exercise of an Option granted under the Plan.

(n) "Share" means a share of Common Stock of the Company.


                            SECTION 3. ADMINISTRATION

         3.1 Delegation to Committee. The Plan shall be administered by the Committee which shall consist of at least two Directors who are not eligible to participate in the Plan. The members of the Committee shall be appointed by the Board of Directors. The Board of Directors may from time to time remove members from or add members to the Committee. Vacancies on the Committee shall be filled by the Board of Directors.

         3.2 Committee Actions. The Committee shall select one of its members as chairman, and shall hold meetings at such times and places as it may determine. Acts approved by the majority of the Committee in a meeting at which a quorum is present or acts reduced to or approved in writing by


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a majority of the members of the Committee shall be the valid acts of the
Committee. A quorum shall be present at any meeting of the Committee which a majority of the Committee members attend.

         3.3 Finality. The Committee shall have the authority in its sole discretion to interpret the Plan, to grant Options under and in accordance with the provisions of the Plan, and to make all other determinations and to take all other actions it deems necessary or advisable for the implementation and administration of the Plan or Agreements thereunder, except to the extent such powers are herein reserved by the Board of Directors. All actions of the Board of Directors and the Committee shall be final, conclusive and binding upon the Optionees. No member of the Board of Directors or the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any grant of an Option thereunder. All Options granted pursuant to this Plan shall be evidenced by an Agreement and shall be subject to the terms of the Plan and such additional terms are as set forth in the Agreement.


                             SECTION 4. ELIGIBILITY

         Directors who are not Employees of the Company or an Affiliate shall be eligible to receive Options under the Plan on the terms and subject to the restrictions hereinafter set forth.


                        SECTION 5. SHARES SUBJECT TO PLAN

         The aggregate number of Option Shares which may be issued under the Plan shall at no time exceed ____________. The limitations established by this Section shall be subject to adjustment in accordance with the provisions of the Plan. In the event that an Option expires or is terminated for any reason, the Option Shares allocable to the unexercised portion of such Option may again be subject to an Option under the Plan. In the event that an Optionee delivers Shares as payment of the exercise price for an Option, such Shares may be subject to Options under this Plan.


               SECTION 6. STOCK OPTIONS IN LIEU OF DIRECTOR'S FEES

         6.1 Option Payments. In lieu of receiving annual director's fees in cash, each Director who is not an Employee may elect to receive an Option to purchase a number of Option Shares determined pursuant to Section 6.2 hereof. Such election must be made by the Director on or before January 1 of the year for which the election is made and such election must be to receive an Option in lieu of the full amount or a specified dollar amount of the director's fees payable for the calendar year of the election; provided, however that for 1998, a Director may elect to make an election by a date determined by the Committee to be as soon as practicable following the date of establishment of the Plan and such election must relate to unpaid director's fees payable for the remainder of 1998. The Option for 1998 shall be granted as of a date determined by the Committee. Each subsequent Option shall be granted as of December 31 preceding the year for which the election is made, or if December 31 is not a business day, the immediately preceding business day. Unless otherwise provided in an Agreement and subject to Section 9 hereof, each Option shall be exercisable no earlier than December 31 following the date of grant of such Option.




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         6.2 Option Shares Formula. The number of Option Shares subject to an
Option pursuant to this Section shall be determined pursuant to the Black-Scholes valuation method:

         Number of Option Shares     =      Annual Director's Fees forgone
         subject to an Option                        Black-Scholes Value

For purposes of the above formula, the Black-Scholes Value means the value of an option to purchase one share of Common Stock as determined by the Committee pursuant to the Black-Scholes valuation method at the exercise price determined pursuant to 6.3.


         6.3 Exercise Price of Director's Fee Options. The exercise price of each Share subject to an Option pursuant to this Section shall be the Fair Market Value on the date of grant.


         6.4 Vesting. Unless otherwise provided in an Agreement, each Option described in this Section shall be fully vested as of the date of grant of such Option.


                             SECTION 7. TERM OF PLAN

         The Plan shall be effective on the date hereof and shall continue to be effective until ten (10) years following the earlier of the effective date of the Plan or the date of stockholders approval of the Plan, unless sooner terminated by the Board of Directors pursuant to Section 9 hereof. The Company shall submit the Plan to its stockholders for approval within twelve (12) months of the adoption of the Plan by the Board of Directors.

                     SECTION 8. INDEMNIFICATION OF COMMITTEE

         In addition to such other rights of indemnification that the members of the Committee may have, each member of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which it may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by it in settlement thereof (provided the settlement has received the prior approval of the Company) or paid by it in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in the action, suit or proceeding that the Committee member is liable for negligence or misconduct in the performance of its duties; provided that promptly after institution of the action, suit or proceeding the Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend such matter. Upon the delivery to the Committee member of written notice of assumption by the Company of the defense of such matter, the Company will not be responsible to the Committee member for any further fees and disbursements relating to the defense of such matter, including fees and disbursements of counsel.




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                SECTION 9. AMENDMENT AND TERMINATION OF THE PLAN

         The Board of Directors at any time may amend or terminate the Plan without stockholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of the stockholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws to which the Company, this Plan, optionees or eligible directors are subject. No amendment or termination of the Plan shall adversely affect the rights of an Optionee with regard to his Options without his consent.


           SECTION 10. ADJUSTMENT IN OPTION SHARES AND EXERCISE PRICE

         If (i) the number of Shares shall be increased or reduced by a change in par value, split-up, stock split, reverse stock split, reclassification, merger, consolidation, distribution of stock dividends or similar capital adjustments, or (ii) the Company engages in a transaction for which the Committee determines an adjustment is appropriate, then the Committee may make an adjustment in the number and kind of Shares available for the granting of Options under the Plan. In addition, the Committee may, in its sole and absolute discretion, make an adjustment in the number, kind and price of Shares as to which outstanding Options, or the portions thereof then unexercised, shall be exercisable, to the end that the Optionee's proportionate interest is maintained as before the occurrence of the event. The adjustment in outstanding Options will be made without change in the total price applicable to the unexercised portion of the Option and, if necessary, with a corresponding adjustment in the exercise price per share. Any fractional Shares resulting from such adjustments shall be eliminated. All adjustments made by the Committee under this Section shall be conclusive.

         In the event of a merger, consolidation or other reorganization of the Company or tender offer for Shares, the Committee may make such adjustments with respect to Options and take such other action as it deems necessary or appropriate to reflect such merger, consolidation, reorganization or tender offer, including, without limitation, the substitution of new Options, or the adjustment of outstanding Options, the acceleration of Options, the removal of restrictions on outstanding Options, or the termination of outstanding Options in exchange for the cash value determined in good faith by the Committee of the Options. Any adjustment pursuant to this Section may provide, in the Committee's discretion, for the elimination without payment therefor of any fractional Shares that might otherwise become subject to any Options, but except as set forth in this Section may not otherwise diminish the then value of the Options.



                          SECTION 11. WITHHOLDING TAXES

         To the extent required by law, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirement, if any, prior to the delivery of any certificate or certificates for such Shares. An optionee must pay the withholding tax in cash or by certified check or by the Company deducting a sufficient number of Shares from the Option Shares issued to satisfy withholding taxes, in accordance with the Agreement.





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                       SECTION 12. RIGHTS AS A STOCKHOLDER

         An Optionee or a transferee of an Optionee shall have no rights as a stockholder with respect to any Option or Option Shares until the date of the issuance of a stock certificate to him for the Option Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date the stock certificate is issued, except as otherwise provided in the Plan.


                            SECTION 13. GOVERNING LAW

         The laws of the State of Delaware shall govern this Plan.


                           SECTION 14. EFFECTIVE DATE

         This Plan was approved by the Board of Directors on _____________, 1998 and became effective as of such date.







                 CYBERNET INTERNET SERVICES INTERNATIONAL, INC.



                                    By: /s/ ANDREAS EDER
                                        ---------------------------------

                                    Title: President
                                           ------------------------------